Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-L

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 10/16/06


Blended Coupon 5.3558%


Excess Protection Level
3 Month Average   7.59%
April, 2001   7.46%
March, 2001   7.97%
February, 2001   7.35%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 7.18%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,425,622,873.29